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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 18, 2003 relating to the consolidated financial statements of The Walt Disney Company, which appears in The Walt Disney Company's Annual Report on Form 10-K for the year ended September 30, 2003.

PricewaterhouseCoopers LLP Los Angeles, California June 25, 2004

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM